PUGET SOUND ALTERNATIVE INVESTMENT SERIES TRUST

                       Supplement dated February 22, 2000
 to Prospectus dated September 28, 1999 of Puget Sound Market Neutral Portfolio

PUGET SOUND ALTERNATIVE INVESTMENT SERIES TRUST HAS RECEIVED THE EXEMPTIVE ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION REFERRED TO IN THE FIRST PARAGRAPH ON PAGE 9 OF THE PROSPECTUS UNDER "MANAGEMENT OF THE FUND -- ADDITIONAL SUB-ADVISORS, ETC." CONSEQUENTLY, SUCH PARAGRAPH IS HEREBY REVISED TO READ AS
FOLLOWS:

Puget Sound Alternative Investment Series Trust (the "Trust") has received an exemptive order from the SEC that permits the Advisor, subject to the approval of the Trust's Board of Trustees and certain other conditions, to enter into sub- advisory agreements with Sub-Advisors without obtaining shareholder approval. The exemptive order also permits, without obtaining shareholder approval, the terms of an existing sub-advisory agreement to be changed or the employment of an existing Sub-Advisor to be continued after events that would otherwise cause an automatic termination of a sub-advisory agreement, if such changes or continuation are approved by the Trust's Board of Trustees. Under this structure, the Advisor has ultimate responsibility to oversee the Sub-Advisors and to recommend their hiring, termination and replacement. This Prospectus will be revised and the shareholders notified if the current Sub-Advisor of the Fund is changed or a new Sub-Advisor is added.